SCHWABFUNDS-Registered TradeMark-

SCHWAB
BOND INDEX
FUNDS




Semiannual Report
February 28, 1999

SCHWAB BOND INDEX FUNDS-REGISTERED TRADEMARK-

We're pleased to bring you this semiannual report for the following funds (the Funds) for the six-month period ended February 28, 1999:

   - Schwab Short-Term Bond Market Index Fund
   - Schwab Total Bond Market Index Fund

During the reporting period, the Funds continued to provide a high level of current income consistent with the preservation of capital. In addition to performance and portfolio information, this report contains information regarding dividends paid by the Funds during each fiscal year (or reporting period) since their inceptions.

The Schwab Short-Term Bond Market Index Fund seeks to track the total return of the Lehman Brothers Short (1-5 Year) Government/Corporate Index, which represents the performance of U.S. government and corporate bonds that have average maturities of between one and five years. The Schwab Total Bond Market Index Fund seeks to track the total return of the Lehman Brothers Aggregate Bond Index, a broad-based index that includes U.S. government and investment-grade debt securities, such as corporate and international (dollar-denominated) bonds and asset-backed and mortgage-backed securities with maturities greater than one year.

As you may recall, changes to the Funds investment objectives were approved by shareholders in 1997. Implementation of the change began on November 1, 1997, when the Funds converted from an actively managed strategy to an index strategy. The transition was completed as of March 1, 1998.

CONTENTS
----------------------------------------------------
A Message from the Chairman                        1
----------------------------------------------------
What Every Bond Fund Investor Should Know          2
----------------------------------------------------
Market Overview                                    4
----------------------------------------------------
Schwab Short-Term Bond Market Index Fund
  FUND PERFORMANCE                                 8
  PORTFOLIO SNAPSHOT                              10
----------------------------------------------------
Schwab Total Bond Market Index Fund
  FUND PERFORMANCE                                12
  PORTFOLIO SNAPSHOT                              14
----------------------------------------------------
Dividends Paid                                    16
----------------------------------------------------
The Portfolio Management Team                     17
----------------------------------------------------
Fund Discussion                                   18
----------------------------------------------------
Glossary                                          20
----------------------------------------------------
Financial Statements and Notes                    23
----------------------------------------------------

A MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

[PHOTO]

Over the past six months, equity investors have been subject to sharp drops and big recoveries--sometimes within the same day. After enjoying near-perfect market conditions for the past several years, investors have had to adjust to significant economic and political developments, both here and abroad, that have contributed to rapid sentiment swings and market turbulence. These developments have been accentuated by the lingering expectation that stock prices are long overdue for a correction according to several traditional, widely followed indicators. In spite of this recent volatility, however, the markets continue to flourish, boosted by record low inflation, solid economic growth, low interest rates, a strong dollar and an influx of money from investors.

All of this serves to remind us that although the market's extreme ups and downs can be harrowing, they are a natural part of market dynamics. That's why we think it's a good time to reaffirm one of our primary investment principles:
Regardless of short-term market trends, our philosophy has always been that REGULAR INVESTING is the best strategy over the long term. And your investment in a bond fund may play an important role in your asset allocation. We've included some guidelines on the following pages that address some things you should know about bond funds. You might also find that more than one kind of bond fund may be appropriate for you, depending on your goals and financial situation. As always, feel free to contact us if you have any questions.

The support of investors like you has helped Charles Schwab Investment Management, Inc. (CSIM) become one of the largest and fastest-growing mutual fund families in the nation. CSIM now manages more than $87 billion in assets on behalf of more than 3.5 million SchwabFunds-Registered Trademark- shareholders. We offer a broad spectrum of 38 mutual funds for investors with varying financial situations and goals.

Thank you for your investment in SchwabFunds. We continue to do everything we can to warrant the trust you have placed in us.

Sincerely,
/s/ Charles R. Schwab

Charles R. Schwab
February 28, 1999

  YEAR 2000 ISSUES

  One issue with the potential to disrupt fund operations and affect performance is the inability of some computers to recognize the year 2000.

  The investment adviser is taking steps to handle this issue. The investment adviser also is seeking assurances that its service providers and business partners are taking similar steps as well. It is impossible to know in advance, however, exactly how this issue will affect fund administration, fund performance or securities markets in general.

WHAT EVERY BOND FUND INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a mutual fund helps reduce the risk that you might otherwise encounter by owning just a few individual stocks or bonds.

Don't forget, however, that diversification across your portfolio is just as important as diversification within one of the mutual funds you own. As you probably know, stocks historically have offered higher long-term returns than other asset classes, such as bonds or cash, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios.

THE ROLE OF BONDS IN A BALANCED PORTFOLIO

Maintaining the right mix of asset classes--stocks, bonds and cash--in your portfolio is a smart strategy for every investor. In fact, asset allocation is one of the most important factors in determining overall portfolio performance. Over time, a portfolio composed of stocks and bonds can provide competitive returns compared with an all-stock portfolio, but with less risk for you. And over the long term, bond funds typically pay a higher return than even the highest-yielding cash reserves, although with increased risk. Of course, past performance is no guarantee of future returns.

WHY BOND FUNDS?

Investing in bond funds can provide several advantages over investing in individual bonds:

DIVERSIFICATION: Bond funds can invest across a broad segment of the bond market and can provide automatic diversification within one asset class.

PROFESSIONAL MANAGEMENT: Bond funds are managed by investment experts who know and understand the intricacies of the bond market and its operations.

SIMPLICITY: Bond funds are ideal for investors who lack the time or expertise to actively manage a bond portfolio.

LOW MINIMUM INITIAL INVESTMENT: At Schwab you can invest in a bond fund with just $1,000.

CONVENIENCE: Bond fund investors can make purchases and redemptions at any time without transaction fees and without having to wait until an individual bond matures.

FLEXIBILITY: Dividends and/or capital gains can be reinvested or paid in cash.

LOW COSTS: By trading in large (institutional) blocks, funds can get much better execution, which can lower trading costs and increase total returns.

BOND INDEX FUNDS

Schwab's Bond Index Funds seek to track the total returns of broadly diversified bond indices. And because index funds generally have lower portfolio turnover and fewer transactions--and therefore lower trading costs--you could potentially realize higher returns.

In addition to some of the same benefits of equity index funds, including broad diversification, lower expenses, consistent investment style and straightforward choices, bond index funds can also provide the added benefit of high-credit-quality investments. Schwab's Bond Index Funds are designed to maintain high-credit-quality standards because the indices they seek to track primarily comprise U.S. Treasuries, government agency securities and government agency mortgage-backed securities; the remaining bonds in the indices are investment-grade corporate bonds rated AAA through BBB, the four highest credit ratings.

TAX CONSIDERATIONS

If you're in a high tax bracket, investing in tax-free or municipal bond funds may help take a bite out of your tax bill.(1) And, if you live in a state with a high personal state income tax or other personal tax, you may be better served by choosing a double tax-free fund that provides income free from federal, state and, in some cases, local income taxes.

BOND FUNDS AT SCHWAB

Schwab offers a variety of bond funds, summarized below. When evaluating a bond fund for potential investment, you should consider your attitude toward risk and return, as well as your income tax bracket.

BOND INDEX FUNDS

SCHWAB SHORT-TERM BOND MARKET INDEX FUND seeks to track the Lehman Brothers Short (1-5 Year) Government/ Corporate Index. This index represents the performance of U.S. government and corporate bonds that have average maturities between one and five years.

SCHWAB TOTAL BOND MARKET INDEX FUND seeks to track the Lehman Brothers Aggregate Bond Index. This index is a broad-based index covering investment-grade bonds with maturities greater than one year.

TAX-FREE BOND FUNDS

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB LONG-TERM TAX-FREE BOND FUND invests in municipal bonds with dollar-weighted average maturities of 10 years or more. It is designed to provide higher tax-free income than is usually available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND invests primarily in securities issued by or on behalf of the state of California and its political subdivisions, agencies and instrumentalities, and seeks to maintain a dollar-weighted average maturity of 10 years or longer. It is designed to provide higher tax-free income than is available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

If you would like more information on any of these funds, please call us toll free at 800-435-4000 and request a free prospectus, which contains more information, including fees and expenses. Please be sure to read the prospectus before investing.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in our SchwabFunds.-Registered Trademark- In addition to our automated methods that allow you to invest or transfer money to your Schwab account on a regular basis, you can also invest through our Web site at WWW.SCHWAB.COM; through our automated touch-tone telephone service, TeleBroker,-Registered Trademark- by calling 800-272-4922; or in person at any of our nationwide branches.

 KEEPING YOU INFORMED

 One of our top priorities at Charles Schwab is to keep you informed about your investments and potential opportunities in the marketplace. For a wealth of information about our investment philosophy and funds, as well as about the market and economic environment, visit our Web site:
 WWW.SCHWAB.COM/SCHWABFUNDS.

(1) Some investors may be subject to AMT; consult your tax advisor.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

The U.S. economy, as measured by gross domestic product (GDP), continued its remarkable expansion with a strong real growth rate of 4.3% during 1998--a rate well in excess of the Federal Reserve's target range of 2.5% to 3.0%. The fourth-quarter growth rate of 6.0% marks the thirty-first consecutive quarter of positive growth--the longest peacetime expansion ever. Strong consumer spending leveraged by record domestic stock market levels and its associated wealth effect continued to provide momentum for this historic expansion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              REAL GDP GROWTH RATE
   QUARTERLY PERCENTAGE CHANGE (ANNUALIZED RATE)

Q1 1990                                   3.9%
Q2 1990                                   1.2%
Q3 1990                                  -1.9%
Q4 1990                                  -4.0%
Q1 1991                                  -2.1%
Q2 1991                                   1.8%
Q3 1991                                   1.0%
Q4 1991                                   1.0%
Q1 1992                                   4.7%
Q2 1992                                   2.5%
Q3 1992                                   3.0%
Q4 1992                                   4.3%
Q1 1993                                   0.1%
Q2 1993                                   2.0%
Q3 1993                                   2.1%
Q4 1993                                   5.3%
Q1 1994                                   3.0%
Q2 1994                                   4.7%
Q3 1994                                   1.8%
Q4 1994                                   3.6%
Q1 1995                                   1.7%
Q2 1995                                   0.4%
Q3 1995                                   3.3%
Q4 1995                                   2.8%
Q1 1996                                   3.3%
Q2 1996                                   6.1%
Q3 1996                                   2.1%
Q4 1996                                   4.2%
Q1 1997                                   4.2%
Q2 1997                                   4.0%
Q3 1997                                   4.2%
Q4 1997                                   3.0%
Q1 1998                                   5.5%
Q2 1998                                   1.8%
Q3 1998                                   3.7%
Q4 1998                                   6.0%
Source: BLOOMBERG L.P.

At the time of this writing, the consensus of most economists is that the U.S. economy appears poised for continued growth, albeit at a more moderate rate than in 1998. High levels of consumer confidence, low interest rates, rising real wages and strong gains in stock prices have been the principal factors contributing to this lengthy expansion. Although economic problems across the globe continue to be an ongoing area of concern for the U.S. economy, the effect of these problems thus far has been less severe than many originally predicted. Going forward, the behavior of domestic consumers in response to recent stock market volatility may also be a key determinant of whether the economy continues on its current course or softens in 1999.

UNEMPLOYMENT

After declining to 4.3% in December and January-- the lowest level in 28 years--the U.S. unemployment rate stood at 4.4% in February. Labor markets continue to be extremely tight as growth in the labor force has slowed, leading to some concern that wage increases may begin to put more pressure on labor costs (refer to Employment Cost Index below).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
U.S. UNEMPLOYMENT RATE
Jan-90                             5.4%
Feb-90                             5.3%
Mar-90                             5.2%
Apr-90                             5.4%
May-90                             5.4%
Jun-90                             5.2%
Jul-90                             5.5%
Aug-90                             5.7%
Sep-90                             5.9%
Oct-90                             5.9%
Nov-90                             6.2%
Dec-90                             6.3%
Jan-91                             6.4%
Feb-91                             6.6%
Mar-91                             6.8%
Apr-91                             6.7%
May-91                             6.9%
Jun-91                             6.9%
Jul-91                             6.8%
Aug-91                             6.9%
Sep-91                             6.9%
Oct-91                             7.0%
Nov-91                             7.0%
Dec-91                             7.3%
Jan-92                             7.3%
Feb-92                             7.4%
Mar-92                             7.4%
Apr-92                             7.4%
May-92                             7.6%
Jun-92                             7.8%
Jul-92                             7.7%
Aug-92                             7.6%
Sep-92                             7.6%
Oct-92                             7.3%
Nov-92                             7.4%
Dec-92                             7.4%
Jan-93                             7.3%
Feb-93                             7.1%
Mar-93                             7.0%
Apr-93                             7.1%
May-93                             7.1%
Jun-93                             7.0%
Jul-93                             6.9%
Aug-93                             6.8%
Sep-93                             6.7%
Oct-93                             6.8%
Nov-93                             6.6%
Dec-93                             6.5%
Jan-94                             6.6%
Feb-94                             6.6%
Mar-94                             6.5%
Apr-94                             6.4%
May-94                             6.0%
Jun-94                             6.1%
Jul-94                             6.1%
Aug-94                             6.1%
Sep-94                             5.9%
Oct-94                             5.8%
Nov-94                             5.6%
Dec-94                             5.4%
Jan-95                             5.6%
Feb-95                             5.4%
Mar-95                             5.4%
Apr-95                             5.7%
May-95                             5.6%
Jun-95                             5.6%
Jul-95                             5.7%
Aug-95                             5.7%
Sep-95                             5.7%
Oct-95                             5.6%
Nov-95                             5.6%
Dec-95                             5.6%
Jan-96                             5.7%
Feb-96                             5.5%
Mar-96                             5.5%
Apr-96                             5.5%
May-96                             5.6%
Jun-96                             5.3%
Jul-96                             5.5%
Aug-96                             5.1%
Sep-96                             5.2%
Oct-96                             5.2%
Nov-96                             5.3%
Dec-96                             5.4%
Jan-97                             5.3%
Feb-97                             5.3%
Mar-97                             5.1%
Apr-97                             5.0%
May-97                             4.7%
Jun-97                             5.0%
Jul-97                             4.7%
Aug-97                             4.9%
Sep-97                             4.7%
Oct-97                             4.7%
Nov-97                             4.6%
Dec-97                             4.7%
Jan-98                             4.5%
Feb-98                             4.6%
Mar-98                             4.6%
Apr-98                             4.3%
May-98                             4.3%
Jun-98                             4.5%
Jul-98                             4.5%
Aug-98                             4.5%
Sep-98                             4.5%
Oct-98                             4.5%
Nov-98                             4.4%
Dec-98                             4.3%
Jan-99                             4.3%
Feb-99                             4.4%
SOURCE: BLOOMBERG L.P.

INFLATION

Price inflation remained remarkably well contained. The Consumer Price Index
(CPI) rose just 1.6% for the 12-month period ended February 28, 1999. Its core rate (which excludes the more volatile food and energy components) rose 2.1%. For all of 1998, overall producer prices fell 0.1% after dropping 1.2% in 1997, marking the first time that the index, which was created in 1947, has fallen for two consecutive years.

The Employment Cost Index (which measures inflation in wages, salaries and benefits) increased 3.4% for the year ended December 1998, its largest calendar-year increase since 1993.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURES OF INFLATION

            QUARTERLY EMPLOYMENT COST INDEX      MONTHLY CONSUMER PRICE INDEX
Jan-90                  5.5%                                  5.2%
Feb-90                  5.5%                                  5.3%
Mar-90                  5.5%                                  5.2%
Apr-90                  5.4%                                  4.7%
May-90                  5.4%                                  4.4%
Jun-90                  5.4%                                  4.7%
Jul-90                  5.2%                                  4.8%
Aug-90                  5.2%                                  5.6%
Sep-90                  5.2%                                  6.2%
Oct-90                  4.9%                                  6.3%
Nov-90                  4.9%                                  6.3%
Dec-90                  4.9%                                  6.1%
Jan-91                  4.6%                                  5.7%
Feb-91                  4.6%                                  5.3%
Mar-91                  4.6%                                  4.9%
Apr-91                  4.6%                                  4.9%
May-91                  4.6%                                  5.0%
Jun-91                  4.6%                                  4.7%
Jul-91                  4.3%                                  4.4%
Aug-91                  4.3%                                  3.8%
Sep-91                  4.3%                                  3.4%
Oct-91                  4.3%                                  2.9%
Nov-91                  4.3%                                  3.0%
Dec-91                  4.3%                                  3.1%
Jan-92                  4.0%                                  2.6%
Feb-92                  4.0%                                  2.8%
Mar-92                  4.0%                                  3.2%
Apr-92                  3.6%                                  3.2%
May-92                  3.6%                                  3.0%
Jun-92                  3.6%                                  3.1%
Jul-92                  3.5%                                  3.2%
Aug-92                  3.5%                                  3.1%
Sep-92                  3.5%                                  3.0%
Oct-92                  3.5%                                  3.2%
Nov-92                  3.5%                                  3.0%
Dec-92                  3.5%                                  2.9%
Jan-93                  3.5%                                  3.3%
Feb-93                  3.5%                                  3.2%
Mar-93                  3.5%                                  3.1%
Apr-93                  3.6%                                  3.2%
May-93                  3.6%                                  3.2%
Jun-93                  3.6%                                  3.0%
Jul-93                  3.6%                                  2.8%
Aug-93                  3.6%                                  2.8%
Sep-93                  3.6%                                  2.7%
Oct-93                  3.5%                                  2.8%
Nov-93                  3.5%                                  2.7%
Dec-93                  3.5%                                  2.7%
Jan-94                  3.2%                                  2.5%
Feb-94                  3.2%                                  2.5%
Mar-94                  3.2%                                  2.5%
Apr-94                  3.2%                                  2.4%
May-94                  3.2%                                  2.3%
Jun-94                  3.2%                                  2.5%
Jul-94                  3.2%                                  2.8%
Aug-94                  3.2%                                  2.9%
Sep-94                  3.2%                                  3.0%
Oct-94                  3.0%                                  2.6%
Nov-94                  3.0%                                  2.7%
Dec-94                  3.0%                                  2.7%
Jan-95                  2.9%                                  2.8%
Feb-95                  2.9%                                  2.9%
Mar-95                  2.9%                                  2.9%
Apr-95                  2.9%                                  3.1%
May-95                  2.9%                                  3.2%
Jun-95                  2.9%                                  3.0%
Jul-95                  2.7%                                  2.8%
Aug-95                  2.7%                                  2.6%
Sep-95                  2.7%                                  2.5%
Oct-95                  2.7%                                  2.8%
Nov-95                  2.7%                                  2.6%
Dec-95                  2.7%                                  2.5%
Jan-96                  2.8%                                  2.7%
Feb-96                  2.8%                                  2.7%
Mar-96                  2.8%                                  2.8%
Apr-96                  2.9%                                  2.9%
May-96                  2.9%                                  2.9%
Jun-96                  2.9%                                  2.8%
Jul-96                  2.8%                                  3.0%
Aug-96                  2.8%                                  2.9%
Sep-96                  2.8%                                  3.0%
Oct-96                  2.9%                                  3.0%
Nov-96                  2.9%                                  3.3%
Dec-96                  2.9%                                  3.3%
Jan-97                  2.9%                                  3.0%
Feb-97                  2.9%                                  3.0%
Mar-97                  2.9%                                  2.8%
Apr-97                  2.8%                                  2.5%
May-97                  2.8%                                  2.2%
Jun-97                  2.8%                                  2.3%
Jul-97                  3.0%                                  2.2%
Aug-97                  3.0%                                  2.2%
Sep-97                  3.0%                                  2.2%
Oct-97                  3.3%                                  2.1%
Nov-97                  3.3%                                  1.8%
Dec-97                  3.3%                                  1.7%
Jan-98                  3.3%                                  1.6%
Feb-98                  3.3%                                  1.4%
Mar-98                  3.3%                                  1.4%
Apr-98                  3.5%                                  1.4%
May-98                  3.5%                                  1.7%
Jun-98                  3.5%                                  1.7%
Jul-98                  3.5%                                  1.7%
Aug-98                  3.7%                                  1.6%
Sep-98                  3.7%                                  1.5%
Oct-98                  3.4%                                  1.5%
Nov-98                  3.4%                                  1.5%
Dec-98                  3.4%                                  1.6%
Jan-99                                                        1.7%
Feb-99                                                        1.6%
Source: Bloomberg L.P.

Although price inflation has been well contained, the combination of a tight labor market (as evidenced by low unemployment rates) and strong economic growth typically leads to inflationary pressures on wages and, ultimately, prices. In this environment, productivity growth becomes particularly important. Strong productivity gains allow companies to pay higher wages without raising prices. Non-farm productivity grew at an annualized rate of 2.2% in 1998, continuing a healthy trend that began in 1996.

ASSET CLASS PERFORMANCE

Following a sharp correction in July and August, the domestic equities market rallied strongly during the six-month reporting period ended February 28, 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            TOTAL RETURN PERFORMANCE
                      VALUE OF A HYPOTHETICAL $1 INVESTMENT

                 MSCI-EAFE-REGISTERED              S&P 500-REGISTERED
                 TRADEMARK-(ND)INDEX                 TRADEMARK INDEX
Aug-98                 $1.000                            $1.000
Sep-98                 $0.969                            $1.064
Oct-98                 $1.070                            $1.151
Nov-98                 $1.125                            $1.220
Dec-98                 $1.170                            $1.291
Jan-99                 $1.166                            $1.345
Feb-99                 $1.138                            $1.303


                            TOTAL RETURN PERFORMANCE
                      VALUE OF A HYPOTHETICAL $1 INVESTMENT

                          RUSSELL 2000-REGISTERED            LEHMAN AGGREGATE
                              TRADEMARK INDEX                   BOND INDEX
Aug-98                             $1.000                        $1.000
Sep-98                             $1.078                        $1.023
Oct-98                             $1.122                        $1.018
Nov-98                             $1.181                        $1.024
Dec-98                             $1.254                        $1.027
Jan-99                             $1.271                        $1.034
Feb-99                             $1.168                        $1.016

COMPILED BY CHARLES SCHWAB & CO., INC.

TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The indices represent returns of specific market sectors during the reporting period and do not reflect the performance of any fund. Indices are unmanaged and, unlike a fund, do not reflect the payment of advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.

Large-cap domestic stocks, as represented by the S&P 500 Index, continued to be the strongest-performing asset class, achieving a total return of 30.3% for the six-month period. Within the S&P 500, the strongest performance was concentrated in the very largest stocks. Small-cap stocks, as represented by the Russell 2000 Index, also experienced a strong total return of 16.8%.

International stock returns were characterized by the markedly divergent performance between Asian markets, most of which languished, and European markets, most of which experienced healthy gains for the period. Combined, international stock returns, as represented by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI-EAFE) Index, experienced a positive total return of 13.8% for the six-month reporting period.

Reflecting the moderate rise in intermediate- and long-term interest rates, fixed income returns were generally weak for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 1.6% for the six-month reporting period.

U.S. EQUITY VALUATION

The price/earnings ratio (P/E) for the S&P 500 Index reached new record highs during the reporting period and ended the period at a lofty 32.5 times earnings. The P/E, also known as a multiple, is the price of a stock divided by its earnings per share and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures, such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at high valuation levels.






EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE/EARNINGS RATIO
Jan-90                            14.37
Feb-90                            14.21
Mar-90                            14.77
Apr-90                            14.82
May-90                            15.84
Jun-90                            16.66
Jul-90                            16.65
Aug-90                            15.57
Sep-90                            14.90
Oct-90                            14.36
Nov-90                            14.59
Dec-90                            15.19
Jan-91                            14.95
Feb-91                            16.82
Mar-91                            17.48
Apr-91                            17.85
May-91                            17.92
Jun-91                            17.96
Jul-91                            18.07
Aug-91                            19.72
Sep-91                            19.88
Oct-91                            19.92
Nov-91                            21.02
Dec-91                            21.85
Jan-92                            23.35
Feb-92                            23.83
Mar-92                            25.45
Apr-92                            25.51
May-92                            25.71
Jun-92                            25.08
Jul-92                            25.61
Aug-92                            25.50
Sep-92                            24.37
Oct-92                            23.94
Nov-92                            24.08
Dec-92                            24.01
Jan-93                            24.20
Feb-93                            24.25
Mar-93                            24.22
Apr-93                            23.20
May-93                            23.21
Jun-93                            22.58
Jul-93                            22.52
Aug-93                            23.02
Sep-93                            23.74
Oct-93                            23.97
Nov-93                            22.55
Dec-93                            23.55
Jan-94                            22.98
Feb-94                            21.17
Mar-94                            20.34
Apr-94                            20.10
May-94                            20.16
Jun-94                            19.76
Jul-94                            18.64
Aug-94                            18.90
Sep-94                            18.26
Oct-94                            17.55
Nov-94                            16.58
Dec-94                            16.98
Jan-95                            16.23
Feb-95                            16.20
Mar-95                            16.50
Apr-95                            16.02
May-95                            16.43
Jun-95                            16.82
Jul-95                            16.55
Aug-95                            16.18
Sep-95                            16.86
Oct-95                            16.18
Nov-95                            17.14
Dec-95                            17.41
Jan-96                            18.11
Feb-96                            18.56
Mar-96                            18.94
Apr-96                            19.16
May-96                            19.48
Jun-96                            19.30
Jul-96                            18.31
Aug-96                            18.62
Sep-96                            19.75
Oct-96                            19.60
Nov-96                            21.05
Dec-96                            20.70
Jan-97                            20.55
Feb-97                            20.98
Mar-97                            19.87
Apr-97                            20.24
May-97                            21.43
Jun-97                            22.45
Jul-97                            23.92
Aug-97                            22.64
Sep-97                            24.00
Oct-97                            22.84
Nov-97                            24.02
Dec-97                            24.51
Jan-98                            24.99
Feb-98                            26.44
Mar-98                            27.76
Apr-98                            26.51
May-98                            26.12
Jun-98                            27.09
Jul-98                            26.78
Aug-98                            22.77
Sep-98                            24.23
Oct-98                            27.58
Nov-98                            30.14
Dec-98                            31.97
Jan-99                            33.73
Feb-99                            32.47
30-Year Average                   15.08
Source: BLOOMBERG L.P.

TREASURY YIELDS

During the first two months of the reporting period, Treasury yields continued to decline--a trend that began in the second quarter of 1997. This was largely a response to international economic problems as investors seeking a safe haven increased demand for U.S. Treasury securities and bid up prices, thereby decreasing Treasury bond yields. Other factors that contributed to favorable fixed income market conditions included the Federal Reserve's decision to leave rates unchanged throughout most of 1998, which was due in part to international market turbulence, and positive economic statistics. This showed strong growth coupled with contained inflation.







EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   30-YEAR AND FIVE-YEAR TREASURY BOND YIELDS

                                       30-YEAR TREASURY   FIVE-YEAR TREASURY
                                          BOND YIELD          NOTE YIELD
8/7/98                                       5.63%               5.38%
8/14/98                                      5.54%               5.33%
8/21/98                                      5.43%               5.19%
8/28/98                                      5.34%               4.90%
9/4/98                                       5.29%               4.89%
9/11/98                                      5.23%               4.65%
9/18/98                                      5.15%               4.52%
9/25/98                                      5.11%               4.37%
10/2/98                                      4.84%               4.08%
10/9/98                                      5.12%               4.46%
10/16/98                                     4.98%               4.04%
10/23/98                                     5.18%               4.30%
10/30/98                                     5.16%               4.23%
11/6/98                                      5.39%               4.59%
11/13/98                                     5.25%               4.50%
11/20/98                                     5.22%               4.60%
11/27/98                                     5.16%               4.59%
12/4/98                                      5.04%               4.39%
12/11/98                                     5.02%               4.39%
12/18/98                                     5.00%               4.36%
12/25/98                                     5.22%               4.71%
1/1/99                                       5.10%               4.54%
1/8/99                                       5.27%               4.73%
1/15/99                                      5.11%               4.55%
1/22/99                                      5.08%               4.52%
1/29/99                                      5.09%               4.55%
2/5/99                                       5.35%               4.86%
2/12/99                                      5.42%               4.96%
2/19/99                                      5.39%               4.99%
2/26/99                                      5.58%               5.22%
SOURCE: BLOOMBERG L.P.

In an effort to provide liquidity to financial markets and shelter the U.S. economy from the impact of increasing weakness in foreign economies, the Federal Reserve cut short-term interest rates three times during September and October. At the time of this writing, the federal funds rate stands at 4.75%.

Toward the end of the reporting period, in response to both continued strong domestic economic growth and scaled-back concerns about the impact of international economic problems, Treasury yields reversed course, ending the period approximately 1% higher than their lows reached in October.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 2/28/99
                                                                      SINCE
                                  SIX                               INCEPTION
                               MONTHS(1)   ONE YEAR   FIVE YEARS    (11/5/91)
------------------------------------------------------------------------------
SCHWAB SHORT-TERM
BOND MARKET INDEX
FUND(2),(3)                      1.50%       5.31%       5.12%        5.81%
------------------------------------------------------------------------------
Benchmark Indices(4)             2.05%       6.02%       6.01%        6.06%
------------------------------------------------------------------------------
Lehman Brothers Short
(1-3 Year)
U.S. Government Bond
Index (PRIOR)                   2.26%       6.01%       6.01%        6.00%
------------------------------------------------------------------------------
Lehman Brothers Short
(1-5 Year)
Government/Corporate
Bond Index (NEW)                2.05%       6.03%       6.19%        6.52%
------------------------------------------------------------------------------


                                                         30-DAY SEC
                                                            YIELD
----------------------------------------------------
SCHWAB SHORT-TERM
BOND MARKET INDEX FUND(2),(3)                               4.86%
----------------------------------------------------
Benchmark Indices(4)                                         N/A
----------------------------------------------------
Lehman Brothers Short (1-3 Year)
U.S. Government Bond Index (PRIOR)                           N/A
----------------------------------------------------
Lehman Brothers Short (1-5 Year)
Government/Corporate Bond Index (NEW)                        N/A
----------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 12/31/98. As of 12/31/98, the Fund's six-month, one-year, five-year and since-inception average annual total returns were 3.94%, 6.96%, 5.08% and 6.04%, respectively. The 30-day SEC yield as of 12/31/98 was 4.59%.(5)

(1) Actual, not annualized, since period is less than one year.

(2) Prior to 11/1/97, the Schwab Short-Term Bond Market Index Fund was known as the Schwab Short/Intermediate Government Bond Fund. As reported in the Fund's annual report dated 8/31/97, shareholders approved the proposed change to the Fund's investment objective from an actively managed government bond strategy to an index strategy at the shareholders' meeting held on 9/22/97.

(3) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 2/28/99, the Fund's six-month, one-year, five-year and since-inception average annual total returns would have been 1.30%, 4.88%, 4.78% and 5.44%, respectively. The 30-day SEC yield as of 2/28/99 would have been 4.60%.

(4) This index represents the Lehman Brothers Short (1-3 Year) U.S. Government Bond Index for the period from the Fund's inception on 11/5/91 through 2/28/98, and the Lehman Brothers Short (1-5 Year) Government/Corporate Index from 3/1/98 through the end of the reporting period. This benchmark is designed to show investors how a hypothetical $10,000 investment in the Fund has performed since its inception to the end of the reporting period by comparing it with the Fund's prior and new indices.

(5) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 12/31/98, the Fund's six-month, one-year, five-year and since-inception average annual total returns would have been 3.72%, 6.50%, 4.75% and 5.67%, respectively. The 30-day SEC yield as of 12/31/98 would have been 4.14%.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           SCHWAB SHORT-                          LEHMAN BROTHERS
             TERM BOND      LEHMAN BROTHERS       SHORT (1-5) U.S.
            MARKET INDEX      SHORT (1-3)           GOVERNMENT/        BENCHMARK
                FUND      US GOVERNMENT INDEX     CORPORATE INDEX        INDEX
11/5/91       $10,000            $10,000               $10,000          $10,000
11/30/91      $10,117            $10,059               $10,097          $10,097
12/31/91      $10,381            $10,212               $10,287          $10,250
1/31/92       $10,241            $10,199               $10,243          $10,237
2/29/92       $10,240            $10,229               $10,272          $10,268
3/31/92       $10,190            $10,226               $10,251          $10,265
4/30/92       $10,282            $10,319               $10,349          $10,358
5/31/92       $10,440            $10,415               $10,477          $10,455
6/30/92       $10,595            $10,521               $10,614          $10,560
7/31/92       $10,794            $10,642               $10,778          $10,682
8/31/92       $10,898            $10,728               $10,884          $10,768
9/30/92       $11,053            $10,829               $11,012          $10,869
10/31/92      $10,924            $10,767               $10,903          $10,807
11/30/92      $10,868            $10,751               $10,868          $10,791
12/31/92      $11,012            $10,851               $10,990          $10,891
1/31/93       $11,202            $10,965               $11,164          $11,006
2/28/93       $11,355            $11,052               $11,298          $11,094
3/31/93       $11,395            $11,087               $11,339          $11,128
4/30/93       $11,499            $11,154               $11,428          $11,196
5/31/93       $11,462            $11,128               $11,394          $11,169
6/30/93       $11,622            $11,211               $11,518          $11,253
7/31/93       $11,661            $11,236               $11,541          $11,278
8/31/93       $11,823            $11,329               $11,679          $11,371
9/30/93       $11,851            $11,365               $11,718          $11,408
10/31/93      $11,892            $11,390               $11,748          $11,433
11/30/93      $11,819            $11,392               $11,725          $11,435
12/31/93      $11,873            $11,438               $11,773          $11,481
1/31/94       $11,973            $11,509               $11,873          $11,552
2/28/94       $11,780            $11,439               $11,754          $11,482
3/31/94       $11,628            $11,380               $11,637          $11,423
4/30/94       $11,527            $11,337               $11,569          $11,380
5/31/94       $11,485            $11,353               $11,582          $11,396
6/30/94       $11,500            $11,381               $11,602          $11,424
7/31/94       $11,599            $11,484               $11,732          $11,527
8/31/94       $11,628            $11,522               $11,770          $11,565
9/30/94       $11,585            $11,495               $11,708          $11,538
10/31/94      $11,593            $11,522               $11,722          $11,565
11/30/94      $11,528            $11,473               $11,662          $11,516
12/31/94      $11,540            $11,495               $11,688          $11,538
1/31/95       $11,697            $11,654               $11,867          $11,697
2/28/95       $11,852            $11,815               $12,072          $11,859
3/31/95       $11,919            $11,883               $12,141          $11,928
4/30/95       $12,018            $11,989               $12,268          $12,034
5/31/95       $12,232            $12,197               $12,553          $12,243
6/30/95       $12,281            $12,263               $12,627          $12,309
7/31/95       $12,308            $12,314               $12,657          $12,360
8/31/95       $12,396            $12,388               $12,747          $12,435
9/30/95       $12,470            $12,449               $12,820          $12,495
10/31/95      $12,572            $12,552               $12,943          $12,599
11/30/95      $12,696            $12,659               $13,080          $12,706
12/31/95      $12,799            $12,754               $13,194          $12,802
1/31/96       $12,900            $12,862               $13,315          $12,910
2/29/96       $12,817            $12,812               $13,225          $12,860
3/31/96       $12,778            $12,803               $13,184          $12,851
4/30/96       $12,776            $12,816               $13,173          $12,864
5/31/96       $12,777            $12,844               $13,182          $12,892
6/30/96       $12,878            $12,938               $13,298          $12,986
7/31/96       $12,917            $12,988               $13,346          $13,037
8/31/96       $12,940            $13,036               $13,380          $13,085
9/30/96       $13,072            $13,155               $13,528          $13,204
10/31/96      $13,235            $13,304               $13,717          $13,353
11/30/96      $13,368            $13,402               $13,849          $13,452
12/31/96      $13,311            $13,405               $13,813          $13,455
1/31/97       $13,378            $13,469               $13,877          $13,520
2/28/97       $13,397            $13,501               $13,904          $13,552
3/31/97       $13,355            $13,491               $13,860          $13,541
4/30/97       $13,477            $13,601               $13,994          $13,652
5/31/97       $13,575            $13,696               $14,097          $13,748
6/30/97       $13,680            $13,791               $14,208          $13,843
7/31/97       $13,874            $13,941               $14,418          $13,994
8/31/97       $13,841            $13,955               $14,398          $14,008
9/30/97       $13,964            $14,061               $14,532          $14,114
10/31/97      $14,091            $14,165               $14,663          $14,218
11/30/97      $14,130            $14,201               $14,691          $14,254
12/31/97      $14,228            $14,296               $14,798          $14,349
1/31/98       $14,383            $14,433               $14,969          $14,487
2/28/98       $14,358            $14,446               $14,969          $14,500
3/31/98       $14,415            $14,502               $15,022          $14,551
4/30/98       $14,479            $14,572               $15,095          $14,622
5/31/98       $14,563            $14,649               $15,188          $14,711
6/30/98       $14,643            $14,725               $15,273          $14,794
7/31/98       $14,697            $14,795               $15,337          $14,856
08/31/98      $14,898            $14,975               $15,551          $15,064
09/30/98      $15,152            $15,177               $15,842          $15,346
10/31/98      $15,204            $15,252               $15,887          $15,389
11/30/98      $15,175            $15,236               $15,874          $15,376
12/31/98      $15,214            $15,294               $15,928          $15,429
01/31/99      $15,258            $15,352               $16,008          $15,506
02/28/99      $15,116            $15,314               $15,871          $15,374

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Short-Term Bond Market Index Fund, made at its inception, with a similar investment in three indices: the Lehman Brothers Short (1-3 Year) U.S. Government Bond Index, which was the Fund's index until 2/28/98; the Lehman Brothers Short (1-5 Year) Government/Corporate Index, the Fund's index beginning on 3/1/98; and a benchmark index that combines the performance of these two indices for their respective periods. The change in the index is a result of the Fund's conversion from a government bond fund to a bond index fund, as discussed in previous shareholder reports, which was completed as of 3/1/98.

 THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

ASSETS
--------------------------------------------------------------------------------
Total net assets as of 2/28/98 (000s)                                  $ 146,190
--------------------------------------------------------------------------------
Total net assets as of 2/28/99 (000s)                                  $ 181,451
--------------------------------------------------------------------------------
Percentage growth over reporting period                                      24%
--------------------------------------------------------------------------------

SCHWAB SHORT-TERM BOND MARKET INDEX FUND
PORTFOLIO SNAPSHOT

The Schwab Short-Term Bond Market Index Fund invests primarily in U.S. Treasury obligations, corporate obligations and other U.S. government securities. The information below provides a snapshot of the Fund's characteristics as of 2/28/99 and is not indicative of its composition after that date. The terms used below are defined beginning on page 20. A complete list of the securities in the Fund's portfolio as of 2/28/99 is provided in the Schedule of Investments later in this report.

FUND FACTS
                          SCHWAB SHORT-TERM BOND           LEHMAN BROTHERS
                                  MARKET            SHORT (1-5 YEAR) GOVERNMENT/
                                INDEX FUND                 CORPORATE INDEX
--------------------------------------------------------------------------------
Number of Issues                    46                          2,653
--------------------------------------------------------------------------------
Yield to Maturity                 5.44%                          5.50%
--------------------------------------------------------------------------------
Average Coupon                    5.77%                          6.26%
--------------------------------------------------------------------------------
Weighted Average Maturity       2.93 years                     2.80 years
--------------------------------------------------------------------------------
Average Quality                     AA+                            AA+
--------------------------------------------------------------------------------
Average Duration                2.42 years                     2.40 years
--------------------------------------------------------------------------------
Expense Ratio                     0.35%*                          --
--------------------------------------------------------------------------------

 *Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/99.

MATURITY SCHEDULE: WEIGHTED AVERAGE
MATURITY AS OF 2/28/99

                                                                    PERCENTAGE
                                                       PERCENTAGE     OF FUND
                                             VALUE       OF FUND    INVESTMENTS
MATURITY RANGE                              (000S)     INVESTMENTS  (CUMULATIVE)
-------------------------------------------------------------------------------
0 - 6 months                              $    5,070         2.8%         2.8%
-------------------------------------------------------------------------------
7 - 36 months                             $   91,351        50.8%        53.6%
-------------------------------------------------------------------------------
37 - 60 months                            $   81,258        45.3%        98.9%
-------------------------------------------------------------------------------
More than
60 months                                 $    2,000         1.1%       100.0%
-------------------------------------------------------------------------------


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 INVESTMENT STYLE BOX(1)
                                      AS OF 2/28/99

WEIGHTED AVERAGE MATURITY
Short   Medium   Long
  X                    High
                       Medium      AVERAGE CREDIT QUALITY
                       Low

(1) Source: Morningstar. The style box represents two of the main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the Fund's portfolio as of 2/28/99, and is not indicative of its holdings after that date, nor does it represent a risk rating or any type of forecast of future performance. Placement is based on the Fund's weighted average maturity and the average credit quality of its portfolio. The Fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 20. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     PORTFOLIO COMPOSITION AS A PERCENTAGE
                             OF FUND INVESTMENTS(2)
                                 as of 2/28/99

U.S. Treasury
obligations                   72.8%
Corporate bonds(2)            21.6%
Agency obligations             5.6%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   PORTFOLIO COMPOSITION BY CREDIT QUALITY(3)
                                 as of 2/28/99

AAA                          78.4%
AA                            2.3%
A                            15.7%
BBB                           3.6%

The charts above illustrate the composition of the Fund's portfolio as of 2/28/99 and are not indicative of its holdings after that date.

(2) These percentages do not take into account other assets and liabilities.

(3) Credit quality is based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.

TOP 10 HOLDINGS
% OF TOTAL NET ASSETS

----------------------------------------------------------------
U.S. Treasury Note, 5.50%, Maturity 12/31/00               9.31%
----------------------------------------------------------------
U.S. Treasury Note, 5.50%, Maturity 2/29/00                6.03%
----------------------------------------------------------------
U.S. Treasury Note, 4.25%, Maturity 11/15/03               5.29%
----------------------------------------------------------------
U.S. Treasury Note, 5.88%, Maturity 11/30/01               5.05%
----------------------------------------------------------------
U.S. Treasury Note, 4.75%, Maturity 02/15/04               4.67%
----------------------------------------------------------------


----------------------------------------------------------------
U.S. Treasury Note, 5.75%, Maturity 11/30/02               3.92%
----------------------------------------------------------------
U.S. Treasury Note, 4.50%, Maturity 1/31/01                2.86%
----------------------------------------------------------------
U.S. Treasury Note, 6.38%, Maturity 09/30/01               2.83%
----------------------------------------------------------------
U.S. Treasury Note, 5.75%, Maturity 04/30/03               2.80%
----------------------------------------------------------------
Federal Home Loan Bank, 6.26%, Maturity 08/09/99           2.77%
----------------------------------------------------------------

SCHWAB TOTAL BOND MARKET INDEX FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 2/28/99
                                                                        SINCE
                                    SIX                               INCEPTION
                                 MONTHS(1)   ONE YEAR   FIVE YEARS    (3/5/93)
--------------------------------------------------------------------------------
SCHWAB TOTAL BOND MARKET
INDEX FUND(2),(3)                  1.35%       5.98%       6.97%        6.73%
--------------------------------------------------------------------------------
Benchmark Indices(4)               1.61%       6.27%       6.90%        6.56%
--------------------------------------------------------------------------------
Lehman Brothers General U.S.
Government Bond Index (PRIOR)      0.75%       6.55%       6.96%        6.52%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index (NEW)                   1.61%       6.26%       7.14%        6.75%
--------------------------------------------------------------------------------


                                                                30-DAY SEC
                                                                   YIELD
--------------------------------------------------------------
SCHWAB TOTAL BOND MARKET INDEX FUND(2),(3)                           5.52%
--------------------------------------------------------------
Benchmark Indices(4)                                                   N/A
--------------------------------------------------------------
Lehman Brothers General U.S. Government Bond Index (PRIOR)             N/A
--------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (NEW)                             N/A
--------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 12/31/98. As of 12/31/98, the Fund's six-month, one-year, five-year and since-inception average annual total returns were 4.74%, 8.41%, 6.82% and 7.13%, respectively. The 30-day SEC yield as of 12/31/98 was 5.47%.(5)

(1) Actual, not annualized, since period is less than one year.

(2) Prior to 11/1/97, the Schwab Total Bond Market Index Fund was known as the Schwab Long-Term Government Bond Fund. As reported in the Fund's annual report dated 8/31/97, shareholders approved the proposed change to the Fund's investment objective from an actively managed government bond strategy to an index strategy at the shareholders' meeting held on 9/22/97.

(3) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 2/28/99, the Fund's six-month, one-year, five-year and since-inception average annual total returns would have been 1.15%, 5.53%, 5.93% and 4.79%, respectively. The 30-day SEC yield as of 2/28/99 would have been 5.10%.

(4) This index represents the Lehman Brothers General U.S. Government Bond Index for the period from the Fund's inception on 3/5/93 through 2/28/98, and the Lehman Brothers Aggregate Bond Index from 3/1/98 through the end of the reporting period. This benchmark is designed to show investors how a hypothetical $10,000 investment in the Fund has performed since its inception to the end of the reporting period by comparing it with the Fund's prior and new indices.

(5) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 12/31/98, the Fund's six-month, one-year, five-year and since-inception average annual total returns would have been 4.53%, 7.93%, 5.77% and 5.14%, respectively. The 30-day SEC yield as of 12/31/98 would have been 5.08%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                             LEHMAN BROTHERS GENERAL  LEHMAN BROTHERS
          SCHWAB TOTAL BOND    U.S. GOVERNMENT BOND   AGGREGATE BOND   BENCHMARK
          MARKET INDEX FUND           INDEX                INDEX         INDEX
3/5/1993        $10,000              $10,000             $10,000        $10,000
3/31/1993        $9,784               $9,926              $9,979         $9,979
4/30/1993        $9,890              $10,002             $10,048        $10,056
5/31/1993        $9,927               $9,991             $10,061        $10,045
6/30/1993       $10,314              $10,213             $10,244        $10,268
7/31/1993       $10,441              $10,276             $10,302        $10,330
8/31/1993       $10,863              $10,505             $10,482        $10,561
9/30/1993       $10,901              $10,545             $10,511        $10,601
10/31/1993      $10,952              $10,585             $10,550        $10,641
11/30/1993      $10,688              $10,468             $10,460        $10,524
12/31/1993      $10,738              $10,509             $10,517        $10,565
1/31/1994       $10,938              $10,653             $10,659        $10,710
2/28/1994       $10,544              $10,427             $10,474        $10,483
3/31/1994       $10,220              $10,193             $10,216        $10,247
4/30/1994       $10,112              $10,112             $10,134        $10,166
5/31/1994       $10,060              $10,099             $10,133        $10,153
6/30/1994       $10,027              $10,076             $10,110        $10,129
7/31/1994       $10,239              $10,261             $10,311        $10,316
8/31/1994       $10,233              $10,263             $10,324        $10,318
9/30/1994       $10,050              $10,118             $10,172        $10,172
10/31/1994      $10,036              $10,111             $10,163        $10,165
11/30/1994      $10,031              $10,093             $10,140        $10,147
12/31/1994      $10,122              $10,155             $10,210        $10,209
1/31/1995       $10,347              $10,344             $10,412        $10,399
2/28/1995       $10,647              $10,566             $10,660        $10,622
3/31/1995       $10,718              $10,633             $10,726        $10,689
4/30/1995       $10,887              $10,772             $10,875        $10,829
5/31/1995       $11,429              $11,206             $11,296        $11,266
6/30/1995       $11,445              $11,292             $11,379        $11,353
7/31/1995       $11,348              $11,250             $11,354        $11,311
8/31/1995       $11,566              $11,382             $11,491        $11,443
9/30/1995       $11,711              $11,491             $11,602        $11,553
10/31/1995      $11,931              $11,666             $11,753        $11,728
11/30/1995      $12,173              $11,848             $11,929        $11,911
12/31/1995      $12,395              $12,016             $12,096        $12,080
1/31/1996       $12,438              $12,090             $12,176        $12,154
2/29/1996       $12,075              $11,843             $11,964        $11,906
3/31/1996       $11,934              $11,745             $11,881        $11,807
4/30/1996       $11,766              $11,669             $11,814        $11,732
5/31/1996       $11,722              $11,650             $11,790        $11,712
6/30/1996       $11,885              $11,800             $11,948        $11,863
7/31/1996       $11,890              $11,829             $11,981        $11,893
8/31/1996       $11,830              $11,803             $11,960        $11,866
9/30/1996       $12,112              $11,999             $12,168        $12,063
10/31/1996      $12,451              $12,263             $12,439        $12,329
11/30/1996      $12,763              $12,477             $12,651        $12,543
12/31/1996      $12,537              $12,349             $12,534        $12,415
1/31/1997       $12,533              $12,363             $12,572        $12,429
2/28/1997       $12,556              $12,380             $12,604        $12,446
3/31/1997       $12,353              $12,249             $12,464        $12,314
4/30/1997       $12,606              $12,425             $12,651        $12,492
5/31/1997       $12,732              $12,532             $12,771        $12,599
6/30/1997       $12,918              $12,673             $12,923        $12,740
7/31/1997       $13,363              $13,033             $13,272        $13,102
8/31/1997       $13,152              $12,904             $13,159        $12,972
9/30/1997       $13,397              $13,097             $13,354        $13,167
10/31/1997      $13,687              $13,324             $13,548        $13,395
11/30/1997      $13,700              $13,392             $13,610        $13,463
12/31/1997      $13,778              $13,532             $13,747        $13,604
1/31/1998       $13,977              $13,735             $13,923        $13,809
2/28/1998       $13,938              $13,698             $13,912        $13,771
3/31/1998       $13,964              $13,736             $13,959        $13,818
4/30/1998       $14,035              $13,798             $14,032        $13,890
5/31/1998       $14,166              $13,940             $14,165        $14,022
6/30/1998       $14,263              $14,099             $14,286        $14,141
7/31/1998       $14,306              $14,121             $14,316        $14,171
8/31/1998       $14,575              $14,488             $14,549        $14,402
09/30/98        $14,930              $14,879             $14,890        $14,739
10/31/98        $14,844              $14,828             $14,811        $14,661
11/30/98        $14,866              $14,833             $14,895        $14,744
12/31/98        $14,937              $14,865             $14,940        $14,788
01/31/99        $15,061              $14,952             $15,046        $14,893
02/28/99        $14,770              $14,596             $14,783        $14,633

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Total Bond Market Index Fund, made at its inception, with a similar investment in three indices: the Lehman Brothers General U.S. Government Bond Index, which was the Fund's index up until 2/28/98; the Lehman Brothers Aggregate Bond Index, the Fund's index beginning on 3/1/98; and a benchmark index that combines the performance of these two indices for their respective periods. The change in the index is a result of a strategy change of the Schwab Total Bond Market Index Fund, as discussed in previous shareholder reports, which was completed as of 3/1/98.

 THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

ASSETS

------------------------------------------------------------------------
Total net assets as of 2/28/98 (000s)                          $ 119,469
------------------------------------------------------------------------
Total net assets as of 2/28/99 (000s)                          $ 381,786
------------------------------------------------------------------------
Percentage growth over reporting period                             220%
------------------------------------------------------------------------

SCHWAB TOTAL BOND MARKET INDEX FUND
PORTFOLIO SNAPSHOT

The Schwab Total Bond Market Index Fund invests primarily in U.S. Treasury obligations, corporate obligations, mortgage-backed obligations, asset-backed obligations and U.S. government agency securities. The information below provides a snapshot of the Fund's characteristics as of 2/28/99 and is not indicative of its composition after that date. The terms used below are defined beginning on page 20. A complete list of the securities in the Fund's portfolio as of 2/28/99 is provided in the Schedule of Investments later in this report.

FUND FACTS
                       SCHWAB TOTAL BOND MARKET        LEHMAN BROTHERS AGGREGATE
                              INDEX FUND                      BOND INDEX
--------------------------------------------------------------------------------
Number of Issues                   65                         7,410
--------------------------------------------------------------------------------
Yield to Maturity                6.29%                         6.14%
--------------------------------------------------------------------------------
Average Coupon                   7.65%                         6.83%
--------------------------------------------------------------------------------
Weighted Average Maturity      8.63 years                    8.87 years
--------------------------------------------------------------------------------
Average Quality                    AA                            AA
--------------------------------------------------------------------------------
Average Duration               4.67 years                    4.67 years
--------------------------------------------------------------------------------
Expense Ratio                    0.35%*                         --
--------------------------------------------------------------------------------

* Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/99.

MATURITY SCHEDULE: WEIGHTED AVERAGE
MATURITY AS OF 2/28/99

                                                                    PERCENTAGE
                                                       PERCENTAGE     OF FUND
                                             VALUE       OF FUND    INVESTMENTS
MATURITY RANGE                               (000S)    INVESTMENTS  (CUMULATIVE)
-------------------------------------------------------------------------------
0 - 1 year                                 $   98,527       22.2%        22.2%
-------------------------------------------------------------------------------
2 - 10 years                               $  276,375       62.1%        84.3%
-------------------------------------------------------------------------------
11 - 20 years                              $   15,113        3.4%        87.7%
-------------------------------------------------------------------------------
21 - 30 years                              $   29,804        6.7%        94.4%
-------------------------------------------------------------------------------
More than
30 years                                   $   24,968        5.6%       100.0%
-------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 INVESTMENT STYLE BOX(1)
                                      AS OF 2/28/99

WEIGHTED AVERAGE MATURITY
Short  Medium  Long
         X           High
                     Medium     AVERAGE CREDIT QUALITY
                     Low


(1) Source: Morningstar. The style box represents two of the main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the Fund's portfolio as of 2/28/99, and is not indicative of its holdings after that date, nor does it represent a risk rating or any type of forecast of future performance. Placement is based on the Fund's weighted average maturity and the average credit quality of its portfolio. The Fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 20. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     PORTFOLIO COMPOSITION AS A PERCENTAGE
                             OF FUND INVESTMENTS(2)
                                 as of 2/28/99

U.S. Treasury obligations         42.8%
Corporate bonds(2)(3)             20.0%
Mortgage-backed
securities(3)                     15.2%
Asset-backed
securities(2)(3)                  14.0%
Agency obligations                 7.7%
Temporary investments              0.3%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   PORTFOLIO COMPOSITION BY CREDIT QUALITY(3)
                                 as of 2/28/99

AAA                         73.6%
AA                           8.8%
A                            7.2%
BBB                          8.9%
BB                           1.2%
Temporary investments        0.3%

The charts above illustrate the composition of the Fund's portfolio as of 2/28/99 and are not indicative of its holdings after that date.

(2) These percentages do not take into account other assets and liabilities.

(3) Credit quality is based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.

TOP 10 HOLDINGS
% OF TOTAL NET ASSETS

----------------------------------------------------------------
Airplanes Pass-through Trust, 5.31%, Maturity 3/15/99      7.09%
----------------------------------------------------------------
U.S. Treasury Note, 4.25%, Maturity 11/15/03               5.40%
----------------------------------------------------------------
U.S. Treasury Note, 5.38%, Maturity 6/30/03                4.13%
----------------------------------------------------------------
U.S. Treasury Note, 5.50%, Maturity 2/28/03                4.09%
----------------------------------------------------------------
Public Service Enterprises, 5.78%, Maturity 11/22/99       3.93%
----------------------------------------------------------------

----------------------------------------------------------------
U.S. Treasury Note, 4.75%, Maturity 11/15/08               3.77%
----------------------------------------------------------------
U.S. Treasury Note, 4.50%, Maturity 1/31/01                3.75%
----------------------------------------------------------------
Federal National Mortgage Association, 6.50%,
Maturity 3/1/29                                            3.64%
----------------------------------------------------------------
U.S. Treasury Note, 5.25%, Maturity 8/15/03                3.49%
----------------------------------------------------------------
Federal National Mortgage Association, 7.00%,
Maturity 3/1/29                                            3.18%
----------------------------------------------------------------

DIVIDENDS PAID

During the reporting period, the Funds continued to provide a high level of current income consistent with the preservation of capital. The chart below illustrates the income dividends on a per-share basis paid by each Fund during each fiscal year or reporting period since inception.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 DIVIDENDS PAID BY THE SCHWAB BOND INDEX FUNDS

INCOME DIVIDENDS PER SHARE
       FISCAL YEAR
                SCHWAB SHORT-TERM BOND MARKET       SCHWAB TOTAL BOND MARKET
                INDEX FUND (INCEPTION 11/5/91)    INDEX FUND (INCEPTION 3/5/93)

1991*                         $0.10
1992                          $0.60
1993**                        $0.37                         $0.31
1994+                         $0.54                         $0.60
1995+                         $0.59                         $0.69
1996+                         $0.59                         $0.65
1997+                         $0.59                         $0.65
1998+ ++                      $0.57                         $0.60
1999TRIANGLE                  $0.25                         $0.28

   * Period from the Fund's inception on 11/5/91 through 12/31/91.

  ** Period from the Fund's inception on 3/5/93 through 8/31/93 for Schwab Total
     Bond Market Index Fund and for the eight-month period ended 8/31/93 for Schwab Short-Term Bond Market Index Fund.

  +  For the one-year period ended 8/31 for both Funds.

  ++ The Schwab Total Bond Market Index Fund paid short- and long-term capital gains of $0.05 and $0.02, respectively, on 12/31/98.

 TRIANGLE  For the six-month period ended 2/28/99 for both Funds.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

STEPHEN B. WARD--senior vice president and chief investment officer, has overall responsibility for the management of each Fund's portfolio. Steve joined CSIM as vice president and portfolio manager in April 1991 and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was vice president and portfolio manager at Federated Investors.

KIM DAIFOTIS--vice president and senior portfolio manager, has had primary responsibility for the day-to-day management of each Fund's portfolio since he joined CSIM in November 1997. Prior to joining CSIM, Kim spent five years at Lehman Brothers, where he served as vice president and fixed income institutional salesperson, as well as senior portfolio strategist. Prior to that, Kim spent three years as senior portfolio manager for Barclays Global Investors.

FUND DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE FUNDS PERFORM DURING THE
SIX-MONTH REPORTING PERIOD?

A. Both Funds achieved positive returns over the six-month period; however, they were somewhat lower than long-term average total returns--a result of the overall increase in bond yields, which resulted in moderate decreases in the Funds' net asset values (NAVs).

The SCHWAB SHORT-TERM BOND MARKET INDEX FUND achieved a total return of 1.50% for the six-month reporting period ended February 28, 1999. This return came from a combination of dividend income of 2.51% and a decline in the Fund's NAV of 1.01%. The NAV decline was a result of higher prevailing bond yields at the end of the period compared with the beginning of the period. The Fund's weighted average maturity, which was 2.93 years as of February 28, 1999, remained fairly constant throughout the reporting period.

The SCHWAB TOTAL BOND MARKET INDEX FUND achieved a total return of 1.35% for the six-month reporting period ended February 28, 1999. This return came from a combination of dividend income of 3.41% and a decline in the Fund's NAV of 2.06%. The NAV decline was a result of higher prevailing bond yields at the end of the period compared with the beginning of the period. The Fund's weighted average maturity, which was 8.63 years as of February 28, 1999, increased moderately compared with the beginning of the period, when it was 7.84 years.

Q. HOW DID THE FUNDS' PERFORMANCE COMPARE WITH THEIR NEW BENCHMARKS?

A. The Funds' performance compared with their benchmark indices is shown in the tables below.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND

                                                TOTAL RETURN  TOTAL RETURN
                                                  FOR THE       FOR THE
                                                 SIX MONTHS    12 MONTHS
                                                   ENDED         ENDED
                                                  2/28/99       2/28/99
--------------------------------------------------------------------------
Schwab Short-Term Bond
Market Index Fund                                    1.50%         5.31%
--------------------------------------------------------------------------
Lehman Brothers Short (1-5 Year)
Government/Corporate Index                           2.05%         6.02%
--------------------------------------------------------------------------
Tracking Differential                               -0.55%        -0.71%
--------------------------------------------------------------------------


Typically, there will be a small gap between the performance of the index and each Fund's actual performance. This gap occurs mainly because, unlike the index, the Fund incurs operating expenses and trading costs and must keep a small portion of its assets in cash for paying expenses and processing shareholder orders. During the six-month reporting period, this gap, after accounting for the Fund's operating expense, was -0.37%.

SCHWAB TOTAL BOND MARKET INDEX FUND

                                                   TOTAL RETURN  TOTAL RETURN
                                                     FOR THE       FOR THE
                                                    SIX MONTHS    12 MONTHS
                                                      ENDED         ENDED
                                                     2/28/99       2/28/99
-----------------------------------------------------------------------------
Schwab Total Bond
Market Index Fund                                      1.35%         5.98%
-----------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index                                   1.61%         6.27%
-----------------------------------------------------------------------------
Tracking Differential                                 -0.26%        -0.29%
-----------------------------------------------------------------------------

As with the Schwab Short-Term Bond Market Index Fund, we typically anticipate a small gap between the performance of the Schwab Total Bond Market Index Fund and its benchmark index. During the six-month reporting period, this gap, after accounting for the Fund's operating expenses, was -0.09%--within our expectations given the elements described above. Since the Fund's change to an index investment strategy on March 1, 1998, the gap (after accounting for the Fund's operating expenses) has actually been slightly positive.

Many events combined to create a very challenging environment for bond fund managers attempting to track indices and minimize tracking differential. These included both positive and negative developments, including extreme volatility in prices, spreads between government and corporate bond yields and liquidity in the bond market. Moreover, the bond markets were also affected by the Russian government's bond default and concerns over several hedge funds.

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT)--A federal tax designed to help ensure that at least a minimum amount of income tax is paid by high- income corporate and non-corporate taxpayers (including estates and trusts) who reap large tax savings by making generous use of certain tax deductions and exemptions. The AMT functions as a recapture mechanism, reclaiming some of the tax breaks primarily available to high-income taxpayers, who without the AMT might be able to escape taxation entirely.

BOND--A bond can be thought of as a loan agreement in which the bondholder lends a set amount of money to a corporation, government agency or municipality and expects to be repaid with interest. Although bonds are loans and contain no rights of ownership, they do embody a legally enforceable promise to repay.

CALL--The right of bonds issuer to redeem a bond before its stated maturity date. Bonds can be called for many reasons, but a call typically occurs when interest rates drop and issuers are able to obtain lower interest rates to finance their debts.

CALL PROTECTION--When managers seek call protection, they're looking for bonds whose issuers cannot redeem them before their stated maturities, or who cannot redeem them until a far-off date. Such bonds protect yield but are subject to interest rate sensitivity.

COUPON--The coupon rate is the annual rate of interest on the bond's face value that the issuer agrees to pay the holder until maturity. The coupon is established at the time of issue and is determined by the then prevailing level of interest rates in the marketplace. AVERAGE COUPON is the average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

CREDIT RATINGS--Bonds are generally rated by one or both of the two major credit rating agencies accepted in the industry: Moody's Investor Service and the Standard & Poor's Corporation. They assign ratings based on the issuer's ability to make the scheduled interest and principal payments. These ratings are reviewed periodically and may be revised at any time.

MOODY'S  S&P  DESCRIPTION
------------------------------------------------------
INVESTMENT GRADE
Aaa      AAA  Strongest capacity to pay interest and
              repay principal

Aa       AA   Very strong capacity to pay interest and
              repay principal

A        A    Strong capacity to pay interest and
              repay principal

Baa      BBB  Adequate capacity to pay interest and
              repay principal
BELOW INVESTMENT GRADE

Ba       BB   Lowest degree of speculation with
              respect to capacity to pay interest and
              repay principal

B        B    Greater vulnerability to default but
              currently has the capacity to meet
              interest and principal payment

Caa      CCC  Currently vulnerable to default--
              dependent on favorable conditions

Ca       CC   Highly speculative

C        C    Highest degree of speculation-- no
              interest is paid

-        D    In payment default

CREDIT RISK--The risk that an issuer of a debt security or a borrower may default on its obligation.

DIVIDEND--The portion of a company's earnings paid to investors on a per-share basis.

DURATION--The common objective behind the different definitions of DURATION is to measure the price sensitivity--and therefore market risk--of a fixed income security to changes in its yield.

EXPENSE RATIO--Amount, expressed as a percentage of total investment, that shareholders pay annually for mutual fund operating expenses and management fees.

GENERAL OBLIGATION BONDS (GOS)--General obligation bonds are backed by a pledge of the issuer's full faith and credit with the timely payment of principal and interest secured by the taxing power of the issuer.

INTEREST--Compensation, usually paid semiannually, to bondholders by the issuer. Usually expressed as an annual percentage rate.

INTEREST RATE RISK--Risk associated with fluctuations of bond prices in response to the general movement of interest rates and to changes in investor perceptions of government monetary policy and economic data.

MARKET RISK--The possibility that the actual return of an investment will be less than what's expected.

MATURITY--The maturity of a security is the date the issuer makes the final payment to the security holder. WEIGHTED AVERAGE MATURITY is the average length of time until the bonds held by a fund reach maturity(or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

MORTGAGE-BACKED SECURITIES--Represent an ownership interest in mortgage loans made by financial institutions to finance the borrower's purchase of a home or other real estate. The most basic mortgage securities, known as PASS-THROUGHS, or participation certificates, represent a direct ownership interest in a trust composed of a pool of mortgage loans. The majority of mortgage securities are issued and/or guaranteed by the Government National Mortgage Association (Ginnie
Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

MUNICIPAL BONDS--Debt obligations of states, cities, towns, municipalities, municipal authorities and governmental entities. They are issued to build schools, tunnels and bridges or to finance infrastructure repairs or improvements. The interest earned typically is free of federal income taxes and, in some cases, also may be free of state and/or local income taxes if purchased by residents of the issuing state. Income for some investors may be subject to AMT.

PREPAYMENT RISK--When interest rates are falling, many homeowners will refinance their mortgages to take advantage of the new lower rates. As a result, when interest rates decline, prepayments of mortgage-backed securities accelerate beyond the initial pricing assumptions, which causes the average life and maturity of the security to shorten.

REINVESTMENT RISK--The risk that a bondholder may be able to reinvest only at a lower rate than originally planned. If yields fall, his reinvestment income and, consequently, his total return from holding the bond will fall relative to the original yield. Conversely, if yields rise, total return will also rise.

REVENUE BONDS--Bonds with interest that is payable from a specific source of revenue. They are generally issued to finance public projects such as bridges, tunnels and water treatment facilities. The interest payments on a revenue bond are typically derived from the revenues produced by the facility.

TAXABLE-EQUIVALENT YIELD--The yield needed on a taxable investment in order to match the return offered on a tax-exempt investment. This calculation is an important resource for determining which investments--taxable or tax-exempt--would yield more. The taxable-equivalent yield calculation can determine which investment offers the best return when all taxes--federal, state and local--are taken into consideration.

TOTAL RETURN--The sum of interest, plus capital gains (or losses).

YIELD--The income generated by an investment, expressed as a percentage of its price. Yield is only a measure of income and does not take into account the appreciation (or depreciation) of a bond's value.

YIELD TO MATURITY--The overall rate of return an investor would receive if the securities in a fund's portfolio were held to their maturity dates.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND
SCHEDULE OF INVESTMENTS (in thousands)
February 28, 1999 (Unaudited)

                                                             Par          Value
                                                           -------       -------
U.S. GOVERNMENT SECURITIES -- 77.6% (a)
U.S. TREASURY OBLIGATIONS -- 72.1%
U.S. Treasury Notes
   5.38%, 01/31/00                                        $  4,000     $  4,012
   5.50%, 02/29/00                                          10,900       10,949
   6.75%, 04/30/00                                           2,800        2,853
   5.38%, 06/30/00                                             500          502
   5.13%, 08/31/00                                           4,450        4,450
   4.50%, 09/30/00                                           4,000        3,963
   4.63%, 12/31/00                                           2,000        1,983
   5.50%, 12/31/00                                          16,800       16,897
   4.50%, 01/31/01                                           5,250        5,189
   5.38%, 02/15/01                                           5,000        5,022
   6.38%, 09/30/01                                           5,000        5,141
   5.88%, 11/30/01                                           9,000        9,155
   6.63%, 03/31/02                                           4,000        4,157
   6.63%, 04/30/02                                           2,750        2,860
   7.50%, 05/15/02                                           4,000        4,262
   5.75%, 11/30/02                                           7,000        7,108
   5.50%, 02/28/03                                           2,800        2,821
   5.50%, 03/31/03                                           4,000        4,029
   5.75%, 04/30/03                                           5,000        5,083
   5.50%, 05/31/03                                           3,000        3,022
   5.38%, 06/30/03                                           2,250        2,258
   5.25%, 08/15/03                                           3,000        2,996
   5.75%, 08/15/03                                           4,000        4,071
   4.25%, 11/15/03                                          10,000        9,591
   4.75%, 02/15/04                                           8,650        8,477
                                                                       --------
                                                                        130,851
                                                                       --------

AGENCY OBLIGATIONS -- 5.5%
Federal Home Loan Bank
   6.26%, 08/09/99                                           5,000        5,023
Federal National Mortgage Association
   6.45%, 03/26/01                                           5,000        5,002
                                                                      ---------
                                                                         10,025
                                                                      ---------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $141,059)                                                       140,876
                                                                      ---------
CORPORATE BONDS -- 21.4% (a)
American General Finance
   6.25%, 12/18/02                                           2,000        2,012
American Home Products Corp.
   7.70%, 02/15/00                                           2,000        2,040
Bank of New York Co., Inc.
   6.63%, 06/15/03                                           2,000        2,045
Bank One Corp.
   7.25%, 08/01/02                                           2,000        2,075

                                                             Par          Value
                                                           -------       -------
Columbia Gas Systems
   6.39%, 11/28/00                                        $  2,000     $  2,020
Comdisco, Inc.
   6.38%, 11/30/01                                           1,500        1,500
Ford Motor Credit
   7.00%, 09/25/01                                           2,000        2,055
General Motors Acceptance Corp.
   5.75%, 11/10/03                                           1,000          991
Hertz Corp.
   7.00%, 05/01/02                                           2,000        2,032
KN Energy, Inc.
   6.30%, 03/01/01                                           2,000        2,003
Korea Electric Power
   7.00%, 10/01/02                                           3,000        2,884
Lehman Brothers Holdings, Inc.
   6.20%, 01/15/02                                           1,500        1,479
Pepsi Bottling Holdings, Inc.
   5.38%, 02/17/04                                           5,000        4,888
Philip Morris Companies, Inc.
   6.15%, 03/15/00                                           3,000        3,000
Quebec Province
   7.50%, 07/15/02                                           2,000        2,093
US West Capital Funding Inc.
   6.13%, 07/15/02                                           1,500        1,504
Wal-Mart Stores
   5.65%, 02/01/10                                           2,000        2,000
WestPac Banking Corp.
   9.13%, 08/15/01                                           2,000        2,135
                                                                      ---------
TOTAL CORPORATE BONDS
  (Cost $38,800)                                                         38,756
                                                                      ---------

                                                           Shares
                                                          --------
TEMPORARY INVESTMENTS -- 0.0% (c)
Provident Institutional Funds -
  Fed Funds Portfolio
   4.51%                                                        47           47
                                                                      ---------
TOTAL TEMPORARY INVESTMENTS
  (Cost $47)                                                                 47
                                                                      ---------
TOTAL INVESTMENTS -- 99.0%
  (Cost $179,906)                                                       179,679
                                                                      ---------
OTHER ASSETS AND LIABILITIES-- 1.0%
   Other assets                                                          42,243
   Liabilities                                                         (40,471)
                                                                      ---------
                                                                          1,772

                                                                      ---------
TOTAL NET ASSETS-- 100.0%                                              $181,451
                                                                      =========

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB TOTAL BOND MARKET INDEX FUND
SCHEDULE OF INVESTMENTS (in thousands)
February 28, 1999 (Unaudited)

                                                             Par          Value
                                                           -------       -------
U.S. GOVERNMENT SECURITIES -- 76.6% (a)
U.S. TREASURY OBLIGATIONS -- 49.9%
U.S. Treasury Bonds
   6.13%, 11/15/27                                        $  1,300     $  1,364
   5.50%, 08/15/28                                          10,000        9,688
   5.25%, 02/15/29                                           3,000        2,857
U.S. Treasury Notes
   6.75%, 04/30/00                                           2,500        2,547
   5.38%, 07/31/00                                           5,000        5,016
   5.13%, 08/31/00                                           5,000        5,000
   4.50%, 09/30/00                                           6,000        5,944
   4.00%, 10/31/00                                           4,000        3,927
   4.63%, 12/31/00                                          10,500       10,408
   4.50%, 01/31/01                                          14,500       14,332
   5.75%, 11/30/02                                           6,250        6,346
   5.50%, 02/28/03                                          15,500       15,616
   5.50%, 03/31/03                                           2,500        2,518
   5.75%, 04/30/03                                           8,000        8,132
   5.50%, 05/31/03                                           9,500        9,571
   5.38%, 06/30/03                                          15,700       15,756
   5.25%, 08/15/03                                          13,350       13,334
   5.75%, 08/15/03                                           4,000        4,071
   4.25%, 11/15/03                                          21,500       20,621
   4.75%, 02/15/04                                           3,250        3,185
   7.25%, 05/15/04                                           3,000        3,260
   6.50%, 05/15/05                                           2,500        2,648
   6.13%, 08/15/07                                           3,300        3,456
   5.50%, 02/15/08                                           6,450        6,523
   4.75%, 11/15/08                                          15,000       14,390
                                                                      ---------
                                                                        190,510
                                                                      ---------
AGENCY OBLIGATIONS -- 9.0%
Federal Home Loan Mortgage Corp.
   5.25%, 02/16/01                                           5,000        4,965
Federal National Mortgage Association
   5.75%, 04/15/03                                           5,000        5,031
   5.13%, 02/13/04                                           5,000        4,896
   5.63%, 02/20/04                                          10,000        9,862
   5.25%, 01/15/09                                          10,000        9,569
                                                                      ---------
                                                                         34,323
                                                                      ---------


                                                             Par          Value
                                                           -------       -------
MORTGAGE-BACKED OBLIGATIONS -- 17.7% (d)
Federal National Mortgage Association
   6.50%, 03/01/14                                        $  9,000     $  9,059
   7.00%, 03/01/14                                           4,000        4,079
   6.00%, 03/01/29                                           5,000        4,847
   6.50%, 03/01/29                                          14,000       13,903
   7.00%, 03/01/29                                          12,000       12,146
   7.50%, 03/01/29                                           7,000        7,188
   8.00%, 03/01/29                                           3,000        3,121
Government National Mortgage
  Association
   6.50%, 03/01/29                                           4,000        3,977
   7.00%, 03/01/29                                           5,000        5,070
   7.50%, 03/01/29                                           4,000        4,115
                                                                      ---------
                                                                         67,505
                                                                      ---------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $294,482)                                                       292,338
                                                                      ---------
CORPORATE BONDS -- 23.2% (a)
Argentaria Capital Funding
   5.35%, 05/10/99(b)                                       10,000        9,950
Centaur Funding Corp.
   9.08%, 04/21/20                                           7,000        7,717
Comcast Cable Communications Corp.
   6.20%, 11/15/08                                           5,000        4,956
Dell Computer
   7.10%, 04/15/28                                           3,000        3,034
General Motors Acceptance Corp.
   5.75%, 11/10/03                                           2,000        1,982
GTE Corp.
   6.94%, 04/15/28                                           5,000        5,144
Korea Electric Power
   7.00%, 10/01/02                                           5,000        4,806
Lehman Brothers Holdings, Inc.
   6.20%, 01/15/02                                           1,500        1,479
Lucent Technologies, Inc.
   5.50%, 11/15/08                                           2,000        1,923
Merrill Lynch & Co., Inc.
   5.40%, 03/24/99(b)                                        5,000        5,000
   6.00%, 02/17/09                                           5,000        4,838
Nabisco, Inc.
   6.00%, 02/15/11                                           2,000        1,975
NationsBank Corp.
   6.50%, 03/15/06                                           2,000        2,030

                                                             Par          Value
                                                           -------       -------
Pepsi Bottling Holdings, Inc.
   5.63%, 02/17/09                                        $  7,000     $  6,738
Public Service Enterprises
   5.78%, 11/22/99(b)                                       15,000       15,000
Qwest Communications International, Inc.
   7.50%, 11/01/08                                           5,000        5,275
Saks, Inc.
   7.25%, 12/01/04                                           2,000        2,025
Suntrust Capital III
   5.87%, 03/15/99(b)                                        5,000        4,820
                                                                      ---------
TOTAL CORPORATE BONDS
  (Cost $88,411)                                                         88,692
                                                                      ---------
ASSET-BACKED OBLIGATIONS -- 16.3% (a) (b)
Advanta Mortgage Loan Trust
  Series 1998-1 A-7/(MBIA Insurance)
   5.15%, 03/25/99                                           6,928        6,932
Airplanes Pass Through Trust
  Series 1R, Class A8
   5.31%, 03/15/99                                          27,000       27,084
Discover Card Master Trust I,
  Series 94-2, Class A
   5.29%, 03/15/99                                          10,000       10,075
First USA Credit Card Master Trust
   5.18%, 03/15/99                                           7,000        7,024

                                                             Par          Value
                                                           -------       -------
Provident Bank Home Equity Loan
  Trust Series 1997-2 Class A5
   5.17%, 03/25/99                                        $  7,584     $  7,593
Southern Pacific Secured Asset Corp.
  Series 1998 A-1/(MBIA Insurance)
   5.14%, 03/25/99                                           3,593        3,596
                                                                       --------
TOTAL ASSET-BACKED OBLIGATIONS
  (Cost $62,221)                                                         62,304
                                                                      ---------

                                                           Shares
                                                          --------
TEMPORARY INVESTMENTS -- 0.4% (c)
Provident Institutional Funds -
  Fed Funds Portfolio
   4.51%                                                     1,453        1,453
                                                                      ---------
TOTAL TEMPORARY INVESTMENTS
  (Cost $1,453)                                                           1,453
                                                                      ---------
TOTAL INVESTMENTS -- 116.5%
  (Cost $446,567)                                                       444,787
                                                                      ---------
OTHER ASSETS AND LIABILITIES-- (16.5%)
   Other assets                                                          69,386
   Liabilities                                                         (132,387)
                                                                      ---------
                                                                        (63,001)
                                                                      ---------
TOTAL NET ASSETS-- 100.0%                                              $381,786
                                                                      =========

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

NOTES TO SCHEDULES OF INVESTMENTS

For the six months ended February 28, 1999 (Unaudited)

(a)  Interest rates represent coupon rate of security.

(b) Variable rate obligations -- Interest rates vary periodically based on current market rates. Rates shown are the effective rates as of the report date. Dates shown represent the later of the demand date or next interest rate change date. For variable rate obligations without demand features, the next interest reset date is shown. All dates shown are considered the maturity date for financial reporting purposes.

(c)  Interest rates represent the yield on report date.

(d) Security traded on a delayed-delivery basis. Payment and delivery is scheduled for a future time, generally within two weeks of entering into the transaction. The transaction is subject to market fluctuation and to the risk that the value may be more or less than the purchase price when the transaction was initiated. The Fund has set aside sufficient investment securities as collateral for securities purchased on a delayed-delivery basis.

PORTFOLIO ABBREVIATIONS

MBIA  Municipal Bond Investors Assurance Corporation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
February 28, 1999 (Unaudited)

                                                        Schwab         Schwab
                                                      Short-Term        Total
                                                      Bond Market    Bond Market
                                                      Index Fund     Index Fund
                                                      -----------    -----------
ASSETS
Investments, at value (Cost:
  $179,906, $446,567, respectively)                    $179,679       $444,787
Receivables:
   Interest                                               2,585          3,888
   Investments sold                                      39,406         64,213
   Fund shares sold                                         245          1,264
Prepaid expenses                                              7             21
                                                       --------       --------
     Total assets                                       221,922        514,173
                                                       --------       --------
LIABILITIES
Payables:
   Dividends                                                 64            182
   Investments purchased                                 40,177        131,179
   Fund shares redeemed                                     178            416
   Due to counterparties
     (see Note 2)                                            --            531
   Investments advisory
     and administration fees                                 13             --
   Transfer agency and
     shareholder service fees                                10             17
Other liabilities                                            29             62
                                                       --------       --------
     Total liabilities                                   40,471        132,387
                                                       --------       --------
Net assets applicable to
  outstanding shares                                   $181,451       $381,786
                                                       ========       ========
NET ASSETS CONSIST OF:
Paid-in-capital                                        $191,150       $384,537
Distributions in excess
  of net investment income                                  (42)           (38)
Accumulated net realized
  loss on investments sold                               (9,430)          (104)
Net unrealized depreciation on
  investments and swap agreements                          (227)        (2,609)
                                                       --------       --------
                                                       $181,451       $381,786
                                                       ========       ========

PRICING OF SHARES
Outstanding shares, $0.00001 par
  value (unlimited shares authorized)                    18,513         38,308
Net asset value, offering
  and redemption price per share                          $9.80          $9.97

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (in thousands)
For the six months ended February 28, 1999 (Unaudited)

                                                        Schwab         Schwab
                                                      Short-Term        Total
                                                      Bond Market    Bond Market
                                                      Index Fund     Index Fund
                                                      -----------    -----------
Interest income                                        $ 4,663         $ 9,671
                                                      --------         -------
Expenses:
   Investment advisory and
     administration fees                                   349             666
   Transfer agency and shareholder
     service fees                                          213             406
   Custodian and portfolio
     accounting fees                                        45              68
   Registration fees                                        21              35
   Professional fees                                         6               7
   Shareholder reports                                       9              11
   Trustees' fees                                            3               4
   Proxy fees                                               --               1
   Other expenses                                            4               5
                                                      --------         -------
                                                           650           1,203
Less: expenses reduced (see Note 4)                       (344)           (659)
                                                      --------         -------
     Total expenses incurred by Fund                       306             544
                                                      --------         -------
Net investment income                                    4,357           9,127
                                                      --------         -------
Net realized gain on investments sold                      243             712
Net unrealized depreciation on investments              (2,213)         (5,476)
Net unrealized depreciation on swap agreements              --            (939)
                                                      --------         -------
   Net loss on investments                              (1,970)         (5,703)
                                                      --------         -------
Increase in net assets resulting from operations       $ 2,387         $ 3,424
                                                       =======         =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)


                                                               Schwab                        Schwab
                                                             Short-Term                       Total
                                                             Bond Market                   Bond Market
                                                             Index Fund                    Index Fund
                                                    -----------------------------  -----------------------------
                                                        Six months       Year        Six months         Year
                                                          ended          ended         ended            ended
                                                    February 28, 1999  August 31,  February 28, 1999  August 31,
                                                       (Unaudited)       1998        (Unaudited)        1998
                                                    -----------------  ----------  -----------------  ----------
Operations:
   Net investment income                               $  4,357        $  7,988        $  9,127        $  8,308
   Net realized gain on
     investments sold                                       243           1,170             712           1,762
   Net unrealized appreciation
     (depreciation) on investments                       (2,213)          1,341          (5,476)          3,281
   Net unrealized appreciation
     (depreciation) on swap agreements                       --              --            (939)            110

                                                       --------        --------        --------        --------
  Increase in net assets resulting
     from operations                                      2,387          10,499           3,424          13,461
                                                       --------        --------        --------        --------
Distributions:
   Dividends to shareholders
     from net investment income                          (4,332)         (8,180)         (9,091)         (8,398)
   Distributions to shareholders
     from net realized gains                                 --              --          (2,225)             --

                                                       --------        --------        --------        --------
       Total distributions to
         shareholders                                    (4,332)         (8,180)        (11,316)         (8,398)
                                                       --------        --------        --------        --------
Capital share transactions:
   Proceeds from shares sold                             57,121          70,549         145,132         283,044
   Net asset value of shares issued
     in reinvestment of dividends                         3,353           6,283          10,524           7,336
   Less payments for shares redeemed                    (34,499)        (49,190)        (59,998)        (26,201)
                                                       --------        --------        --------        --------
   Increase in net assets from
     capital share transactions                          25,975          27,642          95,658         264,179
                                                       --------        --------        --------        --------
       Total increase in net assets                      24,030          29,961          87,766         269,242

Net assets:
   Beginning of period                                  157,421         127,460         294,020          24,778
                                                       --------        --------        --------        --------
   End of period (including
     distributions in excess of net
     investment income of ($42),
     ($67), ($38) and ($74),
     respectively)                                     $181,451        $157,421        $381,786        $294,020
                                                       ========        ========        ========        ========


 Number of fund shares:
   Sold                                                   5,742           7,182          14,239          28,231
   Reinvested                                               338             640           1,034             731
   Redeemed                                              (3,466)         (5,009)         (5,859)         (2,610)
                                                       --------        --------        --------        --------
   Net increase in shares outstanding                     2,614           2,813           9,414          26,352

Shares outstanding:
   Beginning of period                                   15,899          13,086          28,894           2,542
                                                       --------        --------        --------        --------
   End of period                                         18,513          15,899          38,308          28,894
                                                       ========        ========        ========        ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                         Schwab Short-TermBond Market Index Fund
                                                ------------------------------------------------------------
                                                 19991      1998       1997      1996       1995      1994
                                                --------  --------   --------  --------   --------  --------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net asset value at beginning of period          $   9.90  $   9.74   $   9.67  $   9.84   $   9.81  $  10.64
                                                --------  --------   --------  --------   --------  --------
From investment operations:
   Net investment income                            0.25      0.56       0.59      0.59       0.59      0.54
   Net realized andunrealized gain (loss) on
      investments                                  (0.10)     0.17       0.07     (0.17)      0.03     (0.71)
                                                --------  --------   --------  --------   --------  --------
   Total from investment operations                 0.15      0.73       0.66      0.42       0.62     (0.17)
Less distributions:
   Dividends from net investment income            (0.25)    (0.57)     (0.59)    (0.59)     (0.59)    (0.54)
   Distributions from net realized
     gain on investments                              --        --         --        --         --     (0.12)
                                                --------  --------   --------  --------   --------  --------
   Total distributions                             (0.25)    (0.57)     (0.59)    (0.59)     (0.59)    (0.66)
                                                --------  --------   --------  --------   --------  --------
NET ASSET VALUE AT END OF PERIOD                $   9.80  $   9.90   $   9.74  $   9.67   $   9.84  $   9.81
                                                ========  ========   ========  ========   ========  ========
Total return (%)                                    1.50**    7.64       6.96      4.39       6.61     (1.67)

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------
Ratio of net operating expenses
  to average net assets                             0.36*     0.46       0.49      0.49       0.58      0.60
Reductions reflected in above
  expense ratio                                     0.40*     0.39       0.33      0.31       0.23      0.21
Ratio of net investment income
  to average net assets                             5.12*     5.58       6.02      6.03       6.11      5.28
Portfolio turnover rate                               64       128         71        80        203        91
Net assets, end of period (000s)                $181,451  $157,421   $127,460  $134,019   $157,191  $190,479

1 For the six months ended February 28, 1999 (Unaudited).
*  Annualized.
** Not annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                            Schwab Total Bond Market Index Fund
                                                ------------------------------------------------------------
                                                 19991      1998       1997      1996       1995      1994
                                                --------  --------   --------  --------   --------  --------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net asset value at beginning of period            $10.18    $ 9.75     $ 9.38    $ 9.80     $ 9.33     $10.53
                                                --------  --------    -------   -------    -------    ------
From investment operations:
   Net investment income                            0.28      0.60       0.65      0.65       0.69      0.60
   Net realized andunrealized gain (loss) on
      investments                                  (0.14)     0.43       0.37     (0.42)      0.47     (1.20)
                                                --------  --------    -------   -------    -------    ------
   Total from investment operations                 0.14      1.03       1.02      0.23       1.16     (0.60)
Less distributions:
   Dividends from net investment income            (0.28)    (0.60)     (0.65)    (0.65)     (0.69)    (0.60)
   Distributions from net realized
     gain on investments                           (0.07)       --         --        --         --        --
                                                --------  --------    -------   -------    -------    ------
   Total distributions                             (0.35)    (0.60)     (0.65)    (0.65)     (0.69)    (0.60)
                                                --------  --------    -------   -------    -------    ------
NET ASSET VALUE AT END OF PERIOD                $   9.97  $  10.18    $  9.75   $  9.38    $  9.80    $ 9.33
                                                ========  ========    =======   =======    =======    ======
Total return (%)                                    1.35**   10.83      11.18      2.29      13.03     (5.80)

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------
Ratio of net operating expenses
 to average net assets                              0.34*     0.31       0.20        --         --      0.10
Reductions reflected in above
 expense ratio                                      0.40*     0.51       0.98      1.17       1.18      2.09
Ratio of net investment income
  to average net assets                             5.62*     5.86       6.74      6.67       7.38      6.27
Portfolio turnover rate                               71       285         51        66        240       123
Net assets, end of period (000s)                $381,786  $294,020    $24,778   $22,761    $12,949    $7,108

1 For the six months ended February 28, 1999 (Unaudited).
*  Annualized.
** Not annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

For the six months ended February 28, 1999 (Unaudited)
(All dollar amounts are in thousands unless otherwise noted)

1.  DESCRIPTION OF THE FUNDS

The Schwab Short-Term Bond Market Index Fund and Schwab Total Bond Market Index Fund (the "Funds") are series of Schwab Investments (the "Trust"), a no-load, open-end, investment management company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940 (the "Act"), as amended.

In addition to the Funds, the Trust also offers the Schwab 1000
Fund(REGISTRATION MARK), Schwab California Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. The value of each swap agreement is determined in accordance with a specified formula reflective of the agreement's individual terms. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INTEREST INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is accrued on a daily basis and includes accretion of original issue discount and amortization of market premium. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date. Realized gains and losses from security transactions are determined on an identified cost basis.

SWAP AGREEMENTS -- Each Fund may enter into swap agreements, which are an exchange of one security or asset for another. A swap may be entered into in order to, among other things, change the maturity of a fund's portfolio, to protect a fund's value from changes in interest rates, to expose a fund to a different security or market, or to help a fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a fund is exposed to the risks of unanticipated movements in interest rates or in the value of an underlying security or index, or that the counterparty will not fulfill its obligation under the agreement.

As of February 28, 1999, the Schwab Total Bond Market Index Fund had the following outstanding swap agreements with the following terms:

                                                                                                Amounts due
                   Notional  Termination  Payments made             Payments received           to counter
Swap counterparty   amount      date       by the Fund                 by the Fund                parties
------------------ --------  -----------  -------------   ------------------------------------  -----------
Goldman Sachs       $25,000    9/1/99       Based on            Mortgage Component of the
   Capital Markets                        1 month LIBOR   Lehman Brothers Aggregate Bond Index      $123

Goldman Sachs       $27,000    6/1/99       Based on            Mortgage Component of the
   Capital Markets                        3 Month LIBOR   Lehman Brothers Aggregate Bond Index      $230

As of February 28, 1999, the total amounts due to counter parties are $531, which includes a terminated but unsettled swap agreement of $178. Net income or loss from the swap agreements is included in net investment income.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund declares a dividend daily, substantially equal to its net investment income for that day, payable monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date, payable annually.

EXPENSES -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

Net unrealized appreciation (depreciation) for federal income tax purposes at February 28, 1999 was as follows:

                                  Net unrealized     Appreciated     Depreciated
                                   depreciation      securities      securities
                                  --------------     -----------     -----------
     Schwab Short-Term Bond
       Market Index Fund             $  (199)          $  869          $(1,068)
     Schwab Total Bond Market
       Index Fund                    $(2,562)          $1,270          $(3,832)

The cost at February 28, 1999 for federal income tax purposes for the Schwab Short-TermBond Market Index Fund and the Schwab Total Bond Market Index Fund was $179,878 and $446,520, respectively.

CAPITAL LOSS CARRYFORWARDS -- As of August 31, 1998, the unused capital loss carryforwards for federal income tax purposes, were as follows:

                                                          Schwab Short-Term
                                                       Bond Market Index Fund
                                                       ----------------------
         Expiring in:
         08/31/03                                              $ 7,257
         08/31/04                                                2,216
         08/31/05                                                  172
                                                               -------
              Total capital loss carryforwards                 $ 9,645
                                                               =======

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Adviser"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. The Investment Adviser has reduced a portion of its fee for the six months ended February 28, 1999 (see Note 4).

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services.

OFFICERS AND TRUSTEES -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Adviser and/or Schwab. During the six months ended February 28, 1999, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the act, as amended. The Funds incurred fees aggregating $7 related to the Trust's unaffiliated trustees.

OTHER AFFILIATED PARTIES AND TRANSACTIONS -- As of February 28, 1999, 12.4%, 28.6%, 19.2% and 0.6% of the Schwab Total Bond Market Index Fund's outstanding shares were owned by Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, Schwab MarketTrack Conservative Portfolio and Schwab MarketTrack Growth Portfolio II, respectively.

4. EXPENSES REDUCED BY THE INVESTMENT ADVISER AND SCHWAB

The Investment Adviser and Schwab guarantee that, effective November 1, 1998 through at least October 31, 1999, the Schwab Short-Term Bond Market Index Fund and Schwab Total Bond Market Index Fund's total operating expenses will not exceed 0.35% of each Fund's average daily net assets, after reductions and reimbursements. Prior to November 1, 1998, the Investment Adviser and Schwab guraranteed that the Schwab Short-Term Bond Market Index Fund and Schwab Total Bond Market Index operating expenses would not exceed 0.38% and 0.30%, respectively. For the purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses and taxes.

During the six months ended February 28, 1999, the total of such fees reduced by the Investment Adviser was $344 for the Schwab Short-Term Bond Market Index Fund and $659 for the Schwab Total Bond Market Index Fund, respectively.

5.  INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than U.S. government securities and short-term obligations during the six months ended February 28, 1999, were as follows:

                                        Schwab Short-Term      Schwab Total Bond
                                     Bond Market Index Fund    Market Index Fund
                                     ----------------------    -----------------
    Purchases                               $17,840                 $78,828
    Proceeds of sales and
      maturities                            $11,777                 $50,305

Purchases, sales and maturities of long-term U.S. government securities during the six months ended February 28, 1999, were as follows:

                                       Schwab Short-Term      Schwab Total Bond
                                    Bond Market Index Fund    Market Index Fund
                                    ----------------------    -----------------
    Purchases                              $117,399                $324,192
    Proceeds of sales and
      maturities                           $ 96,477                $190,310

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds-Registered Trademark- at:
P.O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab office.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund-Registered Trademark-
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(1) that seek high current income consistent with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.-Registered Trademark-

(1) Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

         SCHWAB FUNDS  [LOGO]

  INVESTMENT ADVISER
  Charles Schwab Investment Management, Inc.
  P.O. Box 7575, San Francisco, CA 94120-7575

  DISTRIBUTOR
  Charles Schwab & Co., Inc.
  101 Montgomery Street, San Francisco, CA 94104

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

  -C- 1999 Charles Schwab & Co., Inc. All rights reserved.
  Member SIPC/NYSE.

  Printed on recycled paper. (0099-1495) MKT3480-1 (4/99)